SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                     20549


                    ________________________________________

                                    FORM 8-K
                    ________________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: July 1, 1996
                       (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-19066            13-3591193
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)        File Number)      Identification
                                                            Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (803) 239-1000


                     ______________________________________



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Item 2.  Acquisition or Disposition of Assets


     On July 1, 1996 ("Closing Date"), Insignia Financial Group, Inc. ("Insignia" or the "Company") acquired substantially all of the assets of Edward
S. Gordon Company, Incorporated and its affiliates ("ESG"), the nation's fourth largest commercial real estate firm in its New York headquarters market pursuant to an Asset and Stock Purchase Agreement (the "Agreement") dated as of June 17, 1996 among Insignia Financial Group, Inc., Insignia Buyer Corporation, Edward S. Gordon Company Incorporated, Edward S. Gordon Company of New Jersey, Inc. and Edward S. Gordon. The assets acquired included leases for office space at four locations where ESG operates its commercial real estate business, together with related furniture, fixtures and equipment. The company intends to continue such use of the acquired assets.

     The purchase price was $73.8 million paid $49.3 million in cash at closing with the balance, which was determined through arms-length negotiation, through the assumption of existing ESG stock options. The cash portion of the purchase price was financed by borrowing under the Company's syndicated credit facility with First Union National Bank of South Carolina as Administrative Agent; and Lehman Commercial Paper, Inc., as Syndication Agent.

     ESG provides commercial property management services for approximately 27 million square feet of office space, primarily in the New York metropolitan area. The company also provides commercial leasing, tenant representation, and corporate consulting services for properties and tenants primarily in the New York New Jersey and Connecticut markets, as well as investment sales of commercial properties nationally. ESG will operate as a wholly-owned subsidiary of Insignia.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits

         Exhibit No.                                                   Exhibit

           2.1 Asset and Stock Purchase Agreement dated as of June 17, 1996 among Insignia Financial Group, Inc., Insignia Buyer Corporation, Edward
                                          S. Gordon Company Incorporated,
                                          Edward S. Gordon Company of New
                                          Jersey, Inc. and Edward S. Gordon

            10.1                          $5,000,000 Promissory Note of Edward
                                          S. Gordon Company Incorporated and
                                          Edward S. Gordon Company of New
                                          Jersey, Inc.

            10.2                          Employment Agreement dated as of
                                          June 17, 1996 by and among Insignia
                                          Financial Group, Inc., Insignia Buyer
                                          Corporation and Edward S. Gordon

            10.3                          Employment Agreement dated as of
                                          June 17, 1996 by and among Insignia
                                          Financial Group, Inc., Insignia Buyer
                                          Corporation and Anthony M.
                                          Saytanides

            10.4                          Employment Agreement dated as of
                                          June 17, 1996 by and among Insignia
                                          Financial Group, Inc., Insignia Buyer
                                          Corporation and Stephen B. Siegel

            99.1                          Press Release dated June 17, 1996

            99.2                          Press Release dated July 3, 1996

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INSIGNIA FINANCIAL GROUP, INC.




                                       By:    /s/ John K. Lines
                                              -----------------------------
                                              John K. Lines
                                              General Counsel

Date:  July 11, 1996